        As filed with the Securities and Exchange Commission on June 7, 1999


                                                       Registration No. _______

                                ----------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                ----------------------

                                       FORM S-8

                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                ----------------------

                        PACIFIC CENTURY FINANCIAL CORPORATION
                (Exact name of registrant as specified in its charter)

               DELAWARE                                     99-0148992
     (State of Incorporation)                (IRS Employer Identification No.)

                                 130 MERCHANT STREET
                               HONOLULU, HAWAII  96813
                       (Address of principal executive offices)

                                ----------------------

           PACIFIC CENTURY FINANCIAL CORPORATION STOCK OPTION PLAN OF 1994
              (formerly Bancorp Hawaii, Inc. Stock Option Plan of 1994)
                                 (Full title of plan)

                                ----------------------

                                JOSEPH T. KIEFER, ESQ.
                        PACIFIC CENTURY FINANCIAL CORPORATION
                                    P. O. BOX 2900
                                HONOLULU, HAWAII 96846
                                    (808) 537-8111
                            (Name, address, and telephone
                             number of agent for service)

                                ----------------------

                                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
Title of                 Amount to be        Proposed                 Proposed                 Amount of
securities to be         registered          maximum                  maximum aggregate        registration fee(1)
registered                                   offering price           offering price(1)
                                             per share(1)
--------------------------------------------------------------------------------------------------------------------

Common Stock             5,900,000           $20.3125                 $119,843,750.00          $33,316.57
(par value $.01
per share)



          (1) This calculation is estimated solely to determine the registration fee pursuant to Rule 457(c) and (h) under the Securities Act of 1933. In accordance with Rule 457, the registration fee is calculated on the basis of the average of the high and low prices for the common stock on the New York Stock Exchange composite tape on June 3, 1999.


                                          2.

          Pursuant to General Instruction E to Form S-8, regarding the registration of additional securities, Pacific Century Financial Corporation (the "Company") is hereby registering additional shares of common stock, par value $.01 per share (the "Common Stock"), in the number set forth on the cover of this Registration Statement. On July 28, 1994, the Company's predecessor, Bancorp Hawaii, Inc., filed with the Securities and Exchange Commission a Registration Statement on Form S-8 (Registration No. 33-54777) relating to shares of the Company's Common Stock to be issued in connection with the Company's Stock Option Plan of 1994, formerly named the Bancorp Hawaii, Inc. Stock Option Plan of 1994 (the "Plan"). On June 23, 1998, the Company filed Post-Effective Amendment No. 1 adopting and amending that Registration Statement. This Registration Statement relates to securities (a) of the same class as those to which the prior Registration Statement relates, and (b) to be issued pursuant to the Plan.

          This Registration Statement incorporates by reference the contents of the prior Registration Statement, as heretofore amended.

                                       PART II
                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.

          The following exhibits are filed herewith.


Exhibit Number      Description
--------------      -----------
4.1                 Pacific Century Financial Corporation Stock Option Plan
                    of 1994 (incorporated herein by reference to Exhibit
                    4(a) of Registration No. 33-54777)

4.2 Pacific Century Financial Corporation Stock Option Plan of 1994 Amendment 97-1 (incorporated herein by reference to Exhibit 10.13 of Form 10-K for the fiscal year ended December 31, 1998)

4.3 Pacific Century Financial Corporation Stock Option Plan of 1994 Amendment 97-2 (incorporated herein by reference to Appendix A of Pacific Century Financial
                    Corporation 1998 Proxy Statement dated March 13, 1998)

4.4 Pacific Century Financial Corporation Stock Option Plan of 1994 Amendment 99-2 (incorporated herein by reference to Exhibit 10.15 of Form 10-K for the fiscal year ended December 31, 1998)


                                          3.

5                   Opinion of Counsel regarding legality

23.1                Consent of Independent Auditor

23.2                Consent of Counsel (included in Exhibit 5)

24                  Power of Attorney


                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Honolulu, Hawaii, on the 4th day of June, 1999.


                                        PACIFIC CENTURY FINANCIAL
                                        CORPORATION


                                        By      /s/  Richard J. Dahl
                                             ----------------------------------

                                             Richard J. Dahl
                                             President


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Dated:  June 4, 1999

Signature                               Title
---------                               -----

           *                       Chairman of the Board,
-------------------------          Chief Executive
Lawrence M. Johnson                Officer and Director


 /s/  Richard J. Dahl              President, Chief Operating Officer
-------------------------          and Director
Richard J. Dahl


                                          4.

           *                       Director
-------------------------
Peter D. Baldwin

           *                       Director
-------------------------
Mary G.F. Bitterman

           *                       Director
-------------------------
David A. Heenan

           *                       Director
-------------------------
Stuart T.K. Ho

           *                       Director
-------------------------
Herbert M. Richards, Jr.

           *                       Director
-------------------------
H.  Howard Stephenson

           *                       Director
-------------------------
Stanley S. Takahashi

           *                       Director
-------------------------
Donald M. Takaki

           *                       Director
-------------------------
Fred E. Trotter, III

           *                       Chief Financial
-------------------------          Officer
David A. Houle


           *                       Controller
-------------------------
Denis K. Isono




*By  /s/ Richard J. Dahl
   ----------------------
    Richard J. Dahl
    Attorney-in-Fact


                                          5.

                                    EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------
4.1                 Pacific Century Financial Corporation Stock Option Plan
                    of 1994 (incorporated herein by reference to Exhibit
                    4(a) of Registration No. 33-54777)

4.2 Pacific Century Financial Corporation Stock Option Plan of 1994 Amendment 97-1 (incorporated herein by reference to Exhibit 10.13 of Form 10-K for the fiscal year ended December 31, 1998)

4.3 Pacific Century Financial Corporation Stock Option Plan of 1994 Amendment 97-2 (incorporated herein by reference to Appendix A of Pacific Century Financial
                    Corporation 1998 Proxy Statement dated March 13, 1998)

4.4 Pacific Century Financial Corporation Stock Option Plan of 1994 Amendment 99-2 (incorporated herein by reference to Exhibit 10.15 of Form 10-K for the fiscal year ended December 31, 1998)

5                   Opinion of Counsel regarding legality

23.1                Consent of Independent Auditor

23.2                Consent of Counsel (included in Exhibit 5)

24                  Power of Attorney
